UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest reported): December 6, 2005

                              Multiband Corporation
                             ----------------------
             (Exact name of registrant as specified in its chapter)

          Minnesota                      13529                    41-1255001
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

      9449 Science Center Drive
          New Hope, Minnesota                                           55428
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code 763-504-3000
                                                   ------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.01

Multiband Corporation (the Company) has developed an investor presentation discussing the Company, its capabilities, target markets, certain financing assumptions and related growth and financial projections.

The investor presentation can be accessed through the Investor Relations section of the Company's website -www.multibandusa.com.

                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2005                  Multiband Corporation


                                        By James L. Mandel
                                           ------------------------------
                                           James L. Mandel
                                           Chief Executive Officer


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